                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2000

                        BURNHAM PACIFIC PROPERTIES, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                            1-9524              33-0204126
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)  (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT )

ITEM 5.  OTHER EVENTS.

     On April 7, 2000, Burnham Pacific Properties, Inc. (the "Company") issued a press release announcing that its Board of Directors has rescheduled the date of the Company's 2000 Annual Meeting of Stockholders to Tuesday, September 12, 2000 (the "2000 Annual Meeting"). As a result, for nominations of persons for election to the Board of Directors and the proposal of business to be properly brought by a stockholder before the 2000 Annual Meeting, the stockholder must give notice thereof, in addition to complying with the other conditions contained in the Company's Bylaws, in writing to the secretary of the Company at the principal executive offices of the Company not earlier than June 14, 2000 nor later than July 14, 2000.

     The text of the April 5, 2000 amendment to the Bylaws which effected the rescheduling of the 2000 Annual Meeting is included herein as Exhibit 3(ii).3 and a copy of the related press release is included herein as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.         DESCRIPTION
-----------         -----------
3(ii).1             Bylaws of the Company, as amended and restated as of
                    November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K filed on
                    December 16, 1997).

3(ii).2 Text of February 9, 2000 Amendments to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current
                    Report on Form 8-K filed on February 10, 2000).

3(ii).3             Text of April 5, 2000 Amendment to Bylaws.

99.1                Press release dated April 7, 2000.

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



                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                             BURNHAM PACIFIC PROPERTIES, INC.




Dated:  April 10, 2000                       By: /s/ Daniel B. Platt
                                                 -------------------------------
                                             Name:     Daniel B. Platt
                                             Title:    Chief Financial Officer





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



                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

3(ii).1 Bylaws of the Company, as amended and restated as of November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K filed on December 16, 1997).

3(ii).2 Text of February 9, 2000 Amendments to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current
                    Report on Form 8-K filed on February 10, 2000).

3(ii).3             Text of April 5, 2000 Amendment to Bylaws.

99.1                Press release dated April 7, 2000.






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